                                                                   EXHIBIT 10.34

AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment No. 1"), dated as of August 16, 1996, is entered into by and among IPC, INC. (the "Borrower"), CERTAIN GUARANTORS IDENTIFIED ON THE SIGNATURES PAGES HERETO, THE LENDERS IDENTIFIED ON THE SIGNATURE PAGES HERETO and NATIONSBANK, N.A., as Agent (the "Agent").

                                    RECITALS

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 7, 1995 (the "Existing Credit Agreement");

     WHEREAS, to effectuate the Merger (as defined below), the Borrower formed a new Subsidiary, Package Acquisition, Inc., a Delaware corporation ("Acquisition") which became a Credit Party pursuant to a Joinder Agreement;

     WHEREAS, pursuant to that certain Agreement and Plan of Merger (as amended, the "Merger Agreement"), dated as of May 17, 1996, among the Borrower, Acquisition, CFI Industries, Inc., a Delaware corporation (the "Company"), and Equity Holdings, Acquisition will merge with and into the Company (the "Merger"), and the Company shall be the surviving corporation;

     WHEREAS, after the Merger, the Company, Plastofilm Limited, Plastofilm Industries, Inc. and CFI Recycling, Inc. shall be Subsidiaries of the Borrower; and

     WHEREAS, in recognition of the Merger, the parties hereto have agreed to amend the Existing Credit Agreement;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                  DEFINITIONS

           SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings:

                 "Amended Credit Agreement" means the Existing
           Credit Agreement as amended hereby.

                 "Amendment No. 1 Effective Date" is defined in
           Subpart 3.1.




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           SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

      Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.


           SUBPART 2.1.    Amendments and Additions to Section 1.1.

           SUBPART 2.1.1. The following definitions in Section 1.1 of the Existing Credit Agreement are amended in their entirety to read as follows:

           "Guarantor" means Holdings, each of the Subsidiaries of the Borrower (other than Plastofilm Ltd.) and each Additional Credit Party which has executed a Joinder Agreement.

           "Permitted Investments" means Investments which are (i) cash or Cash Equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (iii) Investments in a Guarantor (other than Holdings), (iv) Investments in Plastofilm Ltd. not to exceed $2,000,000, in the aggregate, at any one time; (v) loans to directors, officers, employees, agents, customers or suppliers in the ordinary course of business for reasonable business expenses, (vi) loans to directors, officers and employees to finance purchases (or tax obligations relating to such purchases) of Holding's capital stock not to exceed $5,000,000, in the aggregate, at any one time, (vii) Permitted Acquisitions, (viii) Investments in foreign joint ventures not to exceed $5,000,000, in the aggregate, at any one time, (ix) the purchase of restricted stock or options of Holdings or the Borrower from employees who voluntarily or involuntarily terminate their employment with the Borrower or any of its Subsidiaries, (x) the redemption of Subordinated Debt as permitted by this Credit Agreement, (xi) the Investments set forth on Schedule 9.6 attached hereto, and (xii) the purchase of the Newton Property.

           SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is amended to add the following definition in its proper alphabetical location:



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           "Plastofilm Ltd." means Plastofilm Limited, a corporation organized and existing under the laws of Northern Ireland.

           SUBPART 2.2. Amendments to Section 8.13. Section 8.13 of the Existing Credit Agreement is amended in its entirety to read as follows:

           8.13 Additional Credit Parties. At the time any Person (other than Plastofilm Ltd.) becomes a Subsidiary of a Credit Party, the Borrower shall so notify the Agent and promptly thereafter (but in any event within 30 days after the date thereof) shall (a) cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit
      8.13 attached hereto, (b) cause all of the capital stock of such Person to be delivered to the Agent (together with undated stock powers signed in blank) and pledged to the Agent pursuant to an appropriate pledge agreement in substantially the form of the Pledge Agreements and otherwise in a form acceptable to the Agent, (c) cause such Person to pledge all of its assets to the Lenders pursuant to a security agreement in substantially the form of the Security Agreements and otherwise in a form acceptable to the Agent, and (d) if such Person has any Subsidiaries, cause such Person to (A) deliver all of the capital stock of such Subsidiaries (together with undated stock powers signed in blank) to the Agent and (B) execute a pledge agreement in substantially the form of the Pledge Agreement and otherwise in a form acceptable to the Agent,
      (e) if such Person owns or leases any real property, cause such Person to execute any and all necessary mortgages, deeds of trust, deeds to secure debt or other appropriate real estate collateral documentation in a form acceptable to the Agent and (f) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Agent.

           SUBPART 2.3. Amendments to Section 9.1. Section 9.1 of the Existing Credit Agreement is amended by deleting the word "and" at the end of subsection (j), replacing the period at the end of subsection (k) with a semicolon followed by the word "and" and adding the following subsection (l) thereafter:

           9.1 Indebtedness. Neither Holdings, the Borrower nor any of their Subsidiaries will contract, create, incur, assume or permit to exist any Indebtedness, except:



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                                   * * * * *

                 (l) Indebtedness of Plastofilm Ltd. not to exceed $4,000,000 in the aggregate at any one time;

           SUBPART 2.4. Amendments to Schedules. Schedules 7.9, 7.15, 7.18, 7.19(a), 7.19(b), 7.23(a), 7.23(b) and 7.23(c) of the Existing Credit
      Agreement are replaced in their entirety with Schedules 7.9, 7.15, 7.18, 7.19(a), 7.19(b), 7.23(a), 7.23(b) and 7.23(c) attached hereto.


                                    PART III
                          CONDITIONS TO EFFECTIVENESS

           SUBPART 3.1. Amendment No. 1 Effective Date. This Amendment No. 1 shall be and become effective as of the date hereof (the "Amendment No. 1 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter this Amendment No. 1 shall be known, and may be referred to, as "Amendment No. 1."

           SUBPART 3.1.1. Execution of Counterparts of Amendment. The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment No. 1, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Required Lenders and the Agent.

           SUBPART 3.1.2. Merger. The Merger shall have been consummated, with the Agent having received a copy, certified by an officer of the Borrower as true and complete, of the Merger Agreement and of each other document or instrument executed by the Borrower or any Credit Party in connection with the Merger, in each case as originally executed and delivered, and no amendment or modification thereof shall have been entered into on or prior to the Amendment No. 1 Effective Date which shall not have been approved by the Required Lenders.

           SUBPART 3.1.3. Opinion. The Agent shall have received an opinion, or opinions, satisfactory to the Agent, addressed to the Agent on behalf of the Lenders and dated as of the date hereof, from legal counsel to the Credit Parties, including, but not limited to, the authority of the Credit Parties to enter into this Amendment No. 1, the enforceability of this Amendment No. 1 and the consummation of the Merger.

           SUBPART 3.1.4. Other Documents. The Agent shall have received such other documents relating to the transactions contemplated hereby (including, without limitation, the



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      Merger) as the Agent or any Lender or counsel to the Agent may request.


                                    PART IV
                                    JOINDER

      As soon as practicable following the date on which the Merger is consummated (the "Merger Date"), but in no event later than thirty (30) days after the Merger Date, the Borrower shall:

           SUBPART 4.1.  Documents.

           SUBPART 4.1.1 Joinder Agreement. Cause a Joinder Agreement in substantially the same form as Exhibit 8.13 to the Credit Agreement to be delivered to the Agent by each of the Company, Plastofilm Industries, Inc. and CFI Recycling, Inc. (collectively, the "New Guarantors").

           SUBPART 4.1.2. Pledge Agreement. Cause all of the capital stock of each New Guarantor to be delivered to the Agent (together with undated stock powers signed in blank) and pledged to the Agent pursuant to an appropriate pledge agreement in substantially the form of the Pledge Agreement and otherwise in a form acceptable to the Agent.

           SUBPART 4.1.3. Security Agreement. Cause each of the New Guarantors to pledge all of its assets to the Lenders pursuant to a security agreement in substantially the form of the Security Agreements and otherwise in a form acceptable to the Agent.

           SUBPART 4.2. Personal Property Collateral. Cause each of the New Guarantors to deliver to the Agent, in form and substance satisfactory to the Agent:

                 (i) searches of Uniform Commercial Code ("UCC") filings in each jurisdiction of the chief executive office of each New Guarantor and each jurisdiction where a filing would need to be made in order to perfect the Lenders' security interest in the assets of the New Guarantors (the "New Collateral"), copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                 (ii) duly executed financing statements under the UCC or
            similar legislation for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Lenders' security interest in the New Collateral;

                 (iii) searches of ownership of intellectual property in the appropriate governmental offices and



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            such patent/trademark/copyright filings as requested by the Agent in order to perfect the Lenders' security interest in the intellectual property assets of the New Guarantors; and

                 (iv) all instruments and chattel paper in the possession of a
            New Guarantor together with allonges or assignments as may be necessary or appropriate to perfect the Lenders' security interest in the New Collateral.

            SUBPART 4.3.  Real Property Collateral.   Cause to be delivered to
      the Agent, in form and substance satisfactory to the Agent:

                 (i) a fully executed and notarized mortgage, deed of trust, deed to secure debt or hypothec in registerable form (the "New Fee Mortgage") encumbering the fee interest (whether legal, equitable or otherwise) of Plastofilm Industries, Inc. in the fee estate (or the equivalent form of title under applicable law) located in Wheaton, Illinois (the "Wheaton Property"), together with such UCC-1 financing statements (or equivalent instruments) as the Agent shall deem appropriate with respect to the Wheaton Property;

                 (ii) a fully executed and notarized mortgage, deed of trust or deed to secure debt (the "New Leasehold Mortgage;" the New Leasehold Mortgage and the New Fee Mortgage are collectively referred to as the "New Mortgages") encumbering the leasehold interest of Plastofilm Industries, Inc. in the leasehold estate located in Sparks, Nevada (the "Sparks Property;" the Sparks Property and the Wheaton Property are collectively referred to as the "New Real Properties"), together with such UCC-1 financing statements (or equivalent instruments) as the Agent shall deem appropriate with respect to the Sparks Property; provided that the New Leasehold Mortgage and UCC-1 financing statements (or equivalent instruments) shall not be required for the Sparks Property if the lease prohibits the same and the landlord or any other required party thereunder has not consented to the same after good faith efforts to obtain the same by the Credit Parties (for purposes of this subsection, good faith efforts shall not be deemed to include the filing of lawsuits or the payment of any consideration);

                 (iii) unless in any such case the Credit Parties are unable after good faith efforts to obtain the same (for purposes of this subsection, good faith efforts shall not be deemed to include the filing of lawsuits or the payment of any consideration) (A) in the case of



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            the Sparks Property and the leasehold estate located in Batavia,
            Illinois, such estoppel letters, consents and waivers from the landlords of such real property as may be reasonably required by the Agent, which estoppel letters shall be in form and substance reasonably satisfactory to the Agent and (B) in the case of the Sparks Property, evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Agent, has been recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Agent, so as to enable the New Leasehold Mortgage to effectively create a valid and enforceable lien (subject only to Permitted Liens) on the Sparks Property in favor of the Agent (or such other Person as may be required or desired under local law) for the benefit of Lenders;

                 (iv) an opinion of counsel (which counsel shall be
            satisfactory to the Agent) in the state or province in which each New Real Property is located with respect to the enforceability of the form of the New Mortgage and sufficiency of the form of UCC-1 financing statements (or equivalent instruments) to be recorded or filed in such state or province and such other matters as the Agent may request, in form and substance satisfactory to the Agent;

                 (v) ALTA mortgagee title insurance policies (the "New Mortgage
            Policies") issued by Chicago Title Insurance Company (the "Title Insurance Company"), in amounts satisfactory to the Agent with respect to all New Real Properties, assuring the Agent that each applicable New Mortgage creates valid and enforceable mortgage liens on the respective New Real Property, free and clear of all defects and encumbrances except Permitted Liens, which New Mortgage Policies shall be in form and substance satisfactory to the Agent and containing such endorsements as shall be satisfactory to the Agent and for any other matters that the Agent may request, and shall provide for affirmative insurance and such reinsurance as the Agent may request, all of the foregoing in form and substance satisfactory to the Agent;

                 (vi) maps or plats of an as-built survey of the Wheaton
            Property certified to the Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to the Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to the Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any



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            standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites; (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map;

                 (vii) zoning letters from appropriate authorities in form and substance acceptable to the Agent or other evidence satisfactory to the Agent that each of the New Real Properties, and the uses of the New Real Properties, are in compliance in all material respects with all applicable zoning laws, including the zoning designation made for each of the New Real Properties, the permitted uses of each such New Real Properties under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks; and

                 (viii) certification from Bankers Hazard Determination
            Services or Borrower's land surveyor in a form reasonably satisfactory to the Agent or other evidence acceptable to the Agent that none of the improvements on the New Real Properties are located within any area designated by the Director of the Federal Emergency Management Agency as a "special flood hazard" area or if any improvements on the New Real Properties are located within a "special flood hazard" area, evidence of a flood insurance policy from a company and in an amount satisfactory to the Agent for the applicable portion of the premises, naming the Agent, for the benefit of the Lenders, as mortgagee.

            SUBPART 4.4. Environmental Reports. Cause to be delivered to the Agent, in form and substance satisfactory to the Agent, environmental site assessment reports and related documents of a recent date with respect to the Wheaton Property.


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



            SUBPART 4.5. Corporate Documents. Cause to be delivered to the Agent each of the following:

                 (i) Charter Documents.  Copies of the articles or certificates of incorporation or other charter documents of each New Guarantor, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such New Guarantor to be true and correct as of the Merger Date.

                 (ii) Bylaws. A copy of the bylaws of each New Guarantor certified by a secretary or assistant secretary of such New Guarantor to be true and correct as of the Merger Date.

                 (iii) Resolutions. Copies of resolutions of the Board of Directors of each New Guarantor approving and adopting each document executed in accordance with Subpart 4.1 to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such New Guarantor to be true and correct and in force and effect as of the Merger Date.

                 (iv) Good Standing. Copies of (A) certificates of good standing, existence or its equivalent with respect to each New Guarantor certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing would have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                 (v) Incumbency.  An incumbency certificate of each New
            Guarantor certified by a secretary or assistant secretary to be true and correct as of the Merger Date.

            SUBPART 4.6. Opinion of Counsel. Receipt by the Agent of an opinion, or opinions, satisfactory to the Agent, addressed to the Agent on behalf of the Lenders and dated as of the Merger Date, from legal counsel to the New Guarantors, including, but not limited to, opinions similar to those received from counsel to the Credit Parties in connection with the initial closing of the Existing Credit Agreement.



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           SUBPART 4.7.  Further Assurances.  Deliver or cause to be delivered to the Agent or Lender(s), as appropriate, such other documents, instruments, agreements or information as reasonably requested by the Agent or any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the New Guarantors.


                                     PART V
                                 MISCELLANEOUS

           SUBPART 5.1. Cross-References. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1.

           SUBPART 5.2.  Instrument Pursuant to Existing Credit Agreement.
      This Amendment No. 1 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

           SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1.

           SUBPART 5.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to the Merger Agreement and this Amendment No. 1: (a) has the requisite corporate power and authority to execute, deliver and perform the Merger Agreement and this Amendment No. 1, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform the Merger Agreement or this Amendment No. 1, as applicable, (ii) the Merger constitutes a Permitted Acquisition, (iii) the only Subsidiaries to be acquired by the Borrower pursuant to the Merger are the Company, Plastofilm Ltd., Plastofilm Industries, Inc. and CFI Recycling, Inc., (iv) the only Real Property to be acquired pursuant to the Merger is described on the new Schedule 7.23(a) and the locations of all personal property acquired pursuant to the Merger are described on the new Schedule 7.23(b), (v) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 1, (vi) since the date of the last financial statements of the Borrower delivered to the Lenders, no event or condition has occurred which has had or could have a Material Adverse Effect, (vii) the representations and warranties contained in Section 7 of the Existing Credit Agreement are correct on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (vii) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

           SUBPART 5.5. Liens. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment No. 1 shall in no manner adversely effect or impair such liens and security interest.

           SUBPART 5.6. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment No. 1 and agree that this Amendment No. 1 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment No. 1.

           SUBPART 5.7. No Other Changes. Except as expressly modified and amended in this Amendment No. 1, all the terms, provisions and conditions of the Credit Documents shall remain unchanged.

           SUBPART 5.8. Counterparts. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           SUBPART 5.9. Entirety. This Amendment No. 1, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradictive by evidence of prior, contemporaneous or subsequent oral agreements of the parties.



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



           SUBPART 5.10. Governing Law. THIS AMENDMENT NO. 1 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE
      CONFLICT OF LAW PRINCIPLES THEREOF.

           SUBPART 5.11. Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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





     This Amendment No. 1 is executed as of the day and year first written above.


BORROWER:                        IPC, INC.
--------
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer


GUARANTORS:                      IVEX PACKAGING CORPORATION
----------
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer


                                 IVEX PAPER MILL CORPORATION
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer


                                 IPMC HOLDING CORPORATION
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer


                                 IPMC, INC.
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer

                                 VALLEY EXPRESS LINES, INC.
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer


                                 KAMA OF ILLINOIS CORPORATION
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer

                                 PACKAGING PRODUCTS, INC.
                                 a Delaware corporation

                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer


                                 IVEX CORPORATION
                                 an Ontario corporation


                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer


                                 PACKAGE ACQUISITION, INC.
                                 a Delaware corporation


                                 By:____________________________
                                 Name:  Richard R. Cote
                                 Title:  Vice President and Treasurer

LENDERS:                         NATIONSBANK, N.A.
-------                          individually in its capacity as a
                                 Lender and in its capacity as
                                 Agent

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 BANKERS TRUST COMPANY

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 SOCIETE GENERALE, SOUTHWEST AGENCY

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 BANQUE PARIBAS

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 ABN AMRO BANK, N.V., HOUSTON AGENCY

                                 BY:  ABN AMRO NORTH AMERICA, INC.,
                                      AS AGENT


                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 BANK OF BOSTON (F/K/A FIRST NATIONAL BANK OF
                                 BOSTON)

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________


                                 FIRST BANK NATIONAL ASSOCIATION

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________


                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________


                                 VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________

                                 SENIOR DEBT PORTFOLIO

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________


                                 IMPERIAL BANK

                                 By:_____________________________
                                 Name:___________________________
                                 Title__________________________